EXHIBIT 99.2

                                 CHRONIMED INC.

             QUARTERLY INCOME STATEMENTS SUPPLEMENTARY INFORMATION
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     FISCAL 2000                                FISCAL 1999
                                         ------------------------------------    --------------------------------------------
                                            Q3           Q2           Q1            Q4          Q3         Q2          Q1
                                         March 31,   December 31,  October 1,    July 2,     April 2,  January 1,  October 2,
                                           2000         1999         1999          1999        1999       1999        1998
                                         ------------------------------------    --------------------------------------------
REVENUES                                  $57,596      $58,346      $50,878      $48,188      $44,045   $41,021     $35,370

INCOME (LOSS) FROM OPERATIONS
 as adjusted - base                         1,451 (1)    2,037 (2)      257 (3)     (246)(4)     (385)      712 (5)     389
 as reported                               (4,098)       1,566         (154)      (1,046)        (385)    1,215         389


NET INCOME (LOSS)
     Continuing Operations - base         $   885      $ 1,242      $   157      $  (150)     $  (235)  $   741     $   238
     Interest income (expense)                (26)         (36)         (14)          10           17        35         193
     PaineWebber and related expense          (30)        (287)        (251)        (488)          --        --          --
     Write-off of Clinical Partners
        contracts line                     (3,355)          --           --           --           --        --          --
     Gain on sale of publishing business       --           --           --           --           --       307          --
                                          -------      -------      -------      -------      -------   -------     -------
  Total Continuing Operations              (2,526)         919         (108)        (628)        (218)    1,083         431

     Discontinued Operations - base           346          647          436          340          684     1,172       1,263
     Gain on sale of securities               289 (6)       --           --           --           --        --          --
                                          -------      -------      -------      -------      -------   -------     -------
  Total Discontinued Operations               635          647          436          340          684     1,172       1,263

Total Net Income as reported              $(1,891)     $ 1,566      $   328      $  (288)     $   466   $ 2,255     $ 1,694
                                          =======      =======      =======      =======      =======   =======     =======


DILUTED EARNINGS (LOSS) PER SHARE
     Continuing Operations - base         $  0.07      $  0.10      $  0.01      $ (0.01)     $ (0.02)  $  0.06     $  0.02
     Interest income (expense)               0.00        (0.00)       (0.00)        0.00         0.00      0.00        0.02
     PaineWebber and related expense        (0.00)       (0.02)       (0.02)       (0.04)          --        --          --
     Write-off of Clinical Partners
        contracts line                      (0.28)          --           --           --           --        --          --
     Gain on sale of publishing business       --           --           --           --           --      0.03          --
                                          -------      -------      -------      -------      -------   -------     -------
  Total Continuing Operations               (0.21)        0.08        (0.01)       (0.05)       (0.02)     0.09        0.04

     Discontinued Operations - base          0.03         0.05         0.04         0.03         0.06      0.09        0.10
     Gain on sale of securities              0.02           --           --           --           --        --          --
                                          -------      -------      -------      -------      -------   -------     -------
  Total Discontinued Operations              0.05         0.05         0.04         0.03         0.06      0.10        0.10

Total Net Income as reported              $ (0.16)     $  0.13      $  0.03      $ (0.02)     $  0.04   $  0.18     $  0.14
                                          =======      =======      =======      =======      =======   =======     =======


AVERAGE SHARES OUTSTANDING--DILUTED        12,133       12,106       12,155       12,069       12,223    12,316      12,336

(1) Excludes the charge of $5,500 before tax ($3,355 after tax) to write-off goodwill and record restructuring charges for Clinical Partner's contracts management line and $49 before tax ($30 after tax) for PaineWebber & related strategic alternative expense.
(2) Excludes expenses of $471 before tax ($287 after tax) for PaineWebber & related strategic alternative expense.
(3) Excludes expenses of $411 before tax ($251 after tax) for PaineWebber & related strategic alternative expense.
(4) Excludes expenses of $800 before tax ($488 after tax) for PaineWebber & related strategic alternative expense.
(5) Excludes gain of $503 before tax ($307 after tax) for the prior year nine months related to the Company's sale of its publishing business.
(6) Gain of $474 before tax ($289 after tax) on the sale of available-for-sale securities this quarter.


                                       7